INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

Amounts in € ‘000	Transgenic technology	RUCONEST® for HAE (EU)	Development costs	Re-acquired rights and Licenses	Novartis License	Software	Total
At cost	2,651	528	4,861	55,860	—	—	63,900
Accumulated:
Amortization charges	(2,616)	(431)	—	(5,759)	—	—	(8,806)
Impairment charges	(35)	—	(2,624)	—	—	—	(2,659)
Carrying value at January 1, 2019	—	97	2,237	50,101	—	—	52,435

Amortization charges	—	(53)	—	(2,793)	—	(38)	(2,884)
Impairment charges	—	—	732	—	—	—	732
Capitalized development costs	—	—	1,335	—	—	—	1,335
Assets acquired	—	—	—	—	18,702	489	19,191
Movement 2019	—	(53)	2,067	(2,793)	18,702	451	18,374

At cost	2,651	528	6,196	55,860	18,702	489	84,426
Accumulated:
Amortization charges	(2,616)	(484)	—	(8,552)	—	(38)	(11,690)
Impairment charges	(35)	—	(1,892)	—	—	—	(1,927)
Carrying value at December 31, 2019	—	44	4,304	47,308	18,702	451	70,809

Amortization charges	—	(44)	—	(3,418)	—	(46)	(3,508)
Impairment charges	—	—	—	—	—	—	—
Capitalized development costs	—	—	139	—	—	—	139
Assets acquired	—	—	—	7,500	1,385	290	9,175
Movement 2020	—	(44)	139	4,082	1,385	244	5,806

At cost	2,651	528	6,335	63,360	20,087	779	93,740
Accumulated:
Amortization charges	(2,616)	(528)	—	(11,970)	—	(84)	(15,198)
Impairment charges	(35)	—	(1,892)	—	—	—	(1,927)
Carrying value at December 31, 2020	—	—	4,443	51,390	20,087	695	76,615
RUCONEST® for HAE (EU)
In 2020, the Company has capitalized development costs in the carrying amount of €nil (2019: €0.044 million) in relation to RUCONEST® for HAE in the European Union. Following market launch of the product in 2010 the amortization of the asset started, and no further development costs have been capitalized in respect to this item since then.
Development costs
In 2020 the Company incurred €0.1 million development costs compared to €1.3 million in 2019.
In 2018, the Company started to modify the current product RUCONEST® for more convenient forms of administration by the patient. This will result in better variants of the existing product. One of these variants has been down-prioritized, as a result of better opportunities with another version. As a result, the Company had to eliminate the capitalised costs related to the previous variant by impairing of the amount held. This has led to an impairment charge of €0.7 million in 2019 which was set off against €2.6 million due to a reversal of impaired costs on the new variant project, reflected in the operating costs under research & development. A total amount of €1.3 million for the new variant prioritized version has been capitalised during 2019 and has been recognized as an internally generated intangible asset as at December 31, 2019.
Amortization will start after completion and launch, which is expected to occur between two and four years from now, depending on the different form of administration finally approved for use.
Re-acquired rights and Licenses
The re-acquired rights relate to the acquisition of all North American commercialization rights from Bausch Health (formerly Valeant Pharmaceuticals) in 2016.

The re-acquired rights for 2020 relate to Pharming and Swedish Orphan Biovitrum International AB ("Sobi"). On December 29, 2019 Pharming and Sobi mutually agreed and terminated the distribution agreement by means of the termination, settlement and services agreement (together: ‘The agreement’). In 2020, Sobi has provided transitional services for a period of 6 months. The transitional service was a continuation of the service based on the original agreement by Sobi until Pharming was able to take over the distribution.
The Company paid €7.5 million to Sobi as a compensation for the early termination of the agreement. The commercial right is classified as an intangible asset. The estimated useful life of the acquired intangible asset is 12 years and will be amortized over the useful life on a straight-line basis.
Novartis license
In August 2019, Pharming entered into a development collaboration and license agreement with Novartis to develop and commercialize Leniolisib, a small molecule phosphoinositide 3-kinase delta (P13Kδ) inhibitor being developed by Novartis to treat patients with Activated Phosphoinositide 3-kinase Delta Syndrome (“APDS”). Under the agreement, the Company paid Novartis an upfront amount of €17.9 million ($20 million) for the program, with other smaller commitments to fund the remaining clinical development. The total amount paid in 2019 of €18.7 million has been capitalised. The balance of the committed development funding will also be capitalised, whereafter the program will be assessed according to Pharming’s normal criteria for capitalization of development expenses for internally generated programs. In 2020, the Company paid €1.4 million to Novartis for additional development.
Intangible assets not yet in use
Intangible assets that are not yet in use are tested annually, or more frequently if there are indications that a particular asset might be impaired. The fair value is determined using discounted cash flow projections for revenue to be expected from such assets based on financial plans approved by management. The period of calculation covers the period from the start of the year until expiration of the relevant patent.